Exhibit 10.4

AMENDMENT NO. 1

TO

COMMON STOCK PURCHASE AGREEMENT

BETWEEN

OSR HOLDINGS INC.

AND

WHITE LION CAPITAL, LLC,

DBA WHITE LION GBM INNOVATION FUND

THIS AMENDMENT NO. 1 TO COMMON STOCK PURCHASE AGREEMENT (this “Amendment”), effective May 6, 2025 (the “Amendment Effective Date”), is by and between OSR Holdings, Inc., a Delaware corporation (the “Company”), and White Lion Capital, LLC, dba White Lion GBM Innovation Fund, a Nevada limited liability company (the “Investor”), and amends the Common Stock Purchase Agreement, dated February 25, 2025, by and between the Company and the Investor (the “Agreement”). All capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Agreement.

NOW, THEREFORE, in consideration of the premises, the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Amendments to Article VI.

Sections 6.3 and 6.4 of Article VI of the Agreement are hereby amended and restated in their entirety as follows as of the Amendment Effective Date:

Section 6.3 FILING OF REGISTRATION STATEMENT. The Company shall file with the SEC, within thirty (30) days after the closing of the Business Combination, a new Registration Statement on Form S-1 (the “Registration Statement”) in compliance with the terms of the Registration Rights Agreement, covering only the resale of the Resale Securities by the Investor. The Registration Statement shall relate to the transactions contemplated by, and describing the material terms and conditions of, this Agreement and disclosing all information relating to the transactions contemplated hereby required to be disclosed in the Registration Statement and the prospectus supplement as of the date of the Registration Statement, including, without limitation, information required to be disclosed in the section captioned “Plan of Distribution” in the Registration Statement. The Company shall permit the Investor to review and comment upon the Registration Statement within a reasonable time prior to its filing with the SEC, the Company shall give reasonable consideration to all such comments, and the Company shall not file the Current Report or the Registration Statement with the SEC in a form to which the Investor reasonably objects. The Investor shall furnish to the Company such information regarding itself, the Company’s securities beneficially owned by the Investor and the intended method of distribution thereof, including any arrangement between the Investor and any other person or relating to the sale or distribution of the Company’s securities, as shall be reasonably requested by the Company in connection with the preparation and filing of the Current Report and the Registration Statement, and shall otherwise cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Current Report and the Registration Statement with the SEC. The Company shall have no knowledge of any untrue statement (or alleged untrue statement) of a material fact or omission (or alleged omission) of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in any pre-existing registration statement filed or any new registration statement or prospectus which is a part of the foregoing. The Company shall promptly give the Investor notice of any event (including the passage of time) which makes the final prospectus not to be in compliance with Section 5(b) or 10 of the Securities Act and shall use its best efforts thereafter to file with the SEC any post-effective amendment to the Registration Statement, amended prospectus or prospectus supplement in order to comply with Section 5(b) or 10 of the Securities Act.

Section 6.4 COMMITMENT SHARES. In consideration for the Investor’s execution and delivery of, and agreement to perform under this Agreement, the Company shall (i) cause the Transfer Agent to issue an amount of shares of Common Stock equal to $800,000 divided by the closing price of the Common Stock on the Commitment Shares Determination Date (the “Initial Commitment Shares”) and (ii) issue to the Investor the Warrant to purchase $4,000,000 of shares of Common Stock, to the Investor as a commitment fee. The Initial Commitment Shares and the Warrant Shares issuable upon the exercise of the Warrant are collectively referred to herein as the “Commitment Shares”. For the avoidance of doubt, all of the Initial Commitment Shares and the Warrant shall be fully earned as of the Execution Date, and the issuance of the Initial Commitment Shares and the Warrant is not contingent upon any other event or condition, including, without limitation, the Company’s submission of a Purchase Notice to the Investor, the filing of a Registration Statement, and irrespective of any termination of this Agreement. The Company shall include on the Registration Statement filed with the SEC, all Commitment Shares. In the event that the Company does not promptly issue the Initial Commitment Shares to the Investor within at least two (2) Business Days after the Commitment Shares Determination Date, or the Warrant to the Investor on May 6, 2025, or if the Company fails to include all of the Commitment Shares on the initial Registration Statement filed with the SEC, in addition to all other remedies at law or in equity or otherwise under this Agreement, the Company shall be obligated to pay to the Investor liquidated damages of $800,000, being immediately due and payable to the Investor at its election in the form of cash payment.

2.	Amendments to Article I.

The following terms shall be added to Article I of the Agreement as of the Amendment Effective Date:

“Resale Securities” shall mean the Purchase Notice Shares issued to the Investor by the Company pursuant to this Agreement, the Warrant Shares and the Commitment Shares.

“Warrant” shall mean that Common Stock Purchase Warrant issued by the Company to the Investor on May 6, 2025, the form of which is attached here to as Exhibit E.

“Warrant Shares” shall mean those shares of Common Stock issuable upon exercise of the Warrant.

The following terms in Article I of the Agreement shall be amended and restated as follows as of the Amendment Effective Date:

“Securities” mean the Purchase Notice Shares issued to the Investor by the Company pursuant to this Agreement, the Commitment Shares, the Warrant Shares and the Warrant.

“Transaction Documents” shall mean this Agreement, the Registration Rights Agreement, the Warrant and all schedules and exhibits hereto and thereto.

3.	Amendment to Section 10.14.

Section 10.14 of the Agreement is hereby amended and restated in its entirety as follows as of the Amendment Effective Date:

Section 10.14 AMENDMENTS; WAIVERS. (i) No provision of this Agreement may be amended other than by a written instrument signed by both parties hereto and (ii) no provision of this Agreement may be waived other than in a written instrument signed by the party against whom enforcement of such waiver is sought. No failure or delay in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

4.	Amendment to Exhibits.

Exhibit A attached hereto shall be added as Exhibit E to the Agreement.

5. Representations and Warranties. Each of the Investor and the Company represents and warrants that it has the authority and legal right to execute, deliver and carry out the terms of this Amendment, that such actions were duly authorized by all necessary entity action and that the officers executing this Amendment on its behalf were similarly authorized and empowered and that this Amendment does not contravene any provisions of its articles of incorporation, bylaws, certificate of formation, limited liability company agreement or other formation documents, as applicable, or of any contract or agreement to which it is a party or by which any of its properties are bound.

6.	Miscellaneous.

(a) Except as modified by this Amendment, the Agreement continues in full force and effect in accordance with its terms.

(b) This Amendment shall be governed by and construed in accordance with the laws of the State of New York as set forth in Section 10.1 of the Agreement and the dispute resolution provisions set forth in Section 10.16 of the Agreement.

(c) This Amendment may be executed in any number of counterparts and by electronic transmission (which shall bind the parties hereto), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

** signature page follows **

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officer as of the Amendment Effective Date.

OSR HOLDINGS INC.

By:	/s/ Kuk Hyoun Hwang
Name:	Kuk Hyoun Hwang
Title: Chief Executive Officer

WHITE LION CAPITAL, LLC
DBA/ WHITE LION GBM INNOVATION FUND

By:	/s/ Yash Thukral
Name:	Yash Thukral
Title:	Managing Director

Exhibit A

EXHIBIT E

FORM OF WARRANT

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